As filed with the Securities and Exchange Commission on September 6, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23175

MATRIX ADVISORS FUNDS TRUST
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY			10606
(Address of principal executive offices)			(Zip code)

David A. Katz 10 Bank Street, Suite 590 White Plains, NY 10606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1(800) 366-6223

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2019

Item 1. Reports to Stockholders.

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

July 31st, 2019

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund (the "Fund") was up +4.49% in the 2nd quarter of 2019, outperforming the Russell 1000 Value Index's +3.84% gain and the more growth/technology-oriented S&P 500 Index's return of +4.30%.

Disclosure Note:

Gross Expense Ratio:	2.51%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/19.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 6/30/19 was $24.28.

For the first six months of the year (12/31/18 - 6/30/19), the Fund was up +14.79% versus up +16.24% for the Russell 1000 Value Index and a gain of +18.54% for the S&P 500 Index.

For the fiscal year (6/30/18 - 6/30/19), the Fund was up +10.86% versus the Russell 1000 Value Index's +8.46% return and the S&P 500 Index's return of +10.42%. A detailed discussion of performance in 2019 is provided in the attached letter.

The Fund's best performing sector in Q2 was Technology followed by Financials and Consumer Staples. Energy was a notable laggard. For the first six months of 2019, all sectors showed positive returns, many in double digits. After performing above the market's return in 2018, Health Care has been a lagging sector this year. Looking forward, we think the sector's very attractive valuations, and healthy and growing dividend streams should help outweigh the negatives associated with political pressures and headline risk from Washington D.C.

During the quarter, seven of the Fund's current holdings announced dividend increases by an average of 4.66%. Also, on June 27, our four bank holdings announced dividend increases after receiving approval from the Fed, ranging from 11.1% to 21.1%. For the first six months of 2019, including the banks, 19 of our holdings have increased their dividends by 9.2%.

We are optimistic about the portfolio's prospects for the balance of the year, and we believe the portfolio's holdings should deliver solid earnings and dividend growth.

MATRIX ADVISORS
DIVIDEND FUND

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We think the slow and steady nature of the portfolio, its focus on a healthy and growing income stream, and its reasonable valuation, position it well to navigate the "lower for longer" interest rate environment and volatile stock market we envision. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.

Basis points refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

	Average Annualized Total Return Periods Ended June 30, 2019
	Since Commencement*	One Year
Matrix Advisors Dividend Fund	10.31%	10.86%
S&P 500 Index**	14.87%	10.42%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*  The Fund commenced operations on October 13, 2016.

**  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2019 and Annual Review

After a good deal of ups and downs, the stock market1 ended higher in the second quarter of 2019, building on its first quarter gains. The market's advance this year has been driven by steady economic growth, growing corporate profits and dividends, low interest rates and attractive stock market valuations. The latest revised Q1 GDP growth was +3.1%, unemployment is near a 50-year low, S&P 500 profits in the most recent quarter were up an estimated 4%, interest rates are at historically low levels and the year started with the S&P 500 Index's forward P/E multiple at 14.4x, below the 20-year average of 15.8x2.

So far, 2019 has played out as we expected at the beginning of the year, a strong stock market rally with heightened volatility including periodic sharp declines.

After a strong April, the market retreated in May when trade negotiations between the U.S. and China reached an impasse following U.S. claims that China had walked back some agreed-upon terms and President Trump responded by threatening tariffs on $300 billion more of Chinese imports. This stock market sell-off and negativity was then followed by an equally sharp recovery when the President softened his rhetoric and said that he was interested in further talks with Chinese President Xi at the G20 meeting. After their meeting, President Trump said that he would not impose any new tariffs on Chinese exports while the talks were underway and backtracked on a ban on sales of American equipment to Huawei, the Chinese telecom giant.

We continue to be hopeful that the U.S. and China will ultimately reach a good trade deal but are less confident than earlier in the year, based on the many false starts and shifting strategies on both sides.

Going forward, we expect the stock market to continue to be volatile in the back half of 2019, like it was in the second quarter, but ultimately to move higher if there is any real progress in the China trade discussions. Part of our optimism on trade stems from the idea that resolving the situation would likely improve economic and stock market progress in the next 6 to 12 months, which is clearly in the President's interest for his re-election ambitions. A failure in this area would likely weaken the economy and stock market, taking away one of the President's strongest talking points about his first term.

We think market and sector volatility will also be heightened by political rhetoric and positions that are discussed by the Democratic candidates. There has been a significant movement to the left as they try to stand out in a crowded Presidential hopeful field. Having been through multiple decades of Presidential and mid-term election cycles, while it is critical to pay attention in terms of where our government is going, it has been far less important in terms of handicapping eventual market moves.

The best performing stock market sector in Q2 was Financials and the worst was Energy. For the first six months of the year, the best performing market sector was Technology and the worst was Health Care.

1  For the purposes of this commentary, all references to the stock market's performance pertains to the S&P 500 Index.

2  Source: JP Morgan - Guide to the Market - 12/31/18.

MATRIX ADVISORS
DIVIDEND FUND

Bond prices also rallied strongly in Q2, something we did not expect. While some of the move can be explained by the change in the Fed's guidance about interest rates, weakening economic data out of Europe and China, a modest softening of the U.S. economy and concerns about the impact from the recent escalation in trade issues between China and the U.S., we think it is also being driven by the massive decline in European interest rates.

As of June 30, 2019, there were $13 trillion of global bonds with negative interest rates3 created by the European and Japanese Central Bank's policies to stimulate their economies. While 2.5% to 3% 10-year U.S. Treasuries are not attractive by U.S. standards over the past 5 decades, when compared to less than zero available in Europe and Japan, they were very attractive to global fixed income investors, driving our yields much lower than we think they should be based on the latest U.S. economic data.

During the second quarter, U.S. Treasury rates fell across the yield curve. The closely watched 10-year bond yield declined by 40 basis points to 2.01%, its lowest rate since 2016.

In the oil market, after rising 27% in Q1, Brent crude finished down 2.7% in Q2, at $66.55 a barrel. During the quarter, the price fluctuated widely, first sharply lower on concerns about oversupply and lower demand, and then higher on worries about supply risk after two tankers were attacked in the Gulf of Oman. Since the end of the quarter, a modest improvement in the tone of the trade discussions coupled with continued Middle East tensions and the Organization of the Petroleum Exporting Countries' (OPEC) agreement to extend production cuts through March 2020 have caused prices to continue to drift higher.

Fund Portfolio and Outlook

Looking ahead, we think the U.S. economy and corporate profits are slowing but still growing. The deceleration is partly because of a slowdown in global growth and partly because of difficult comparisons against last year's strong numbers, which were boosted by the tax cut and increased government spending. Uncertainty over trade tensions has also undoubtably negatively affected business investment and manufacturing.

On the positive side, consumer incomes, spending and confidence have remained strong and low interest rates should provide an ongoing stimulus. We think the path forward depends in large part on how trade negotiations progress. On balance, we believe that the U.S. economy will find a way to muddle through with a lot of market anxiety along the way. We think the President's election prospects are critically dependent on the economy's continued health and he will ultimately make a deal to keep the economy and the stock market rolling.

Consensus earnings expectations for the year are for growth of more than 9%, more than enough to support higher stock prices from here. At June 30, 2019, the forward P/E on the S&P 500 Index was 16.7x, a point higher than the 20-year average4, but sill reasonable in the current low interest rate environment.

The Fund's portfolio is trading at a lower multiple than the overall market, and we believe stocks are much more attractive than bonds from current levels.

3  Barron's - 7/01/19

MATRIX ADVISORS
DIVIDEND FUND

In terms of market sectors, we are especially positive about Financials, Industrials and Communication Services. We are more cautious about Utilities and Real Estate as they are at the upper end of their valuation ranges. We also think that after a great run in the past 6 months, Consumer Staples should slow, and we have been scaling back some of our positions in this area.

Regarding Financials, we remain very bullish on the group despite the headwind caused by lower interest rates. Well run Financial companies have adjusted their business models to be quite profitable, even in a lower interest rate world. The largest 18 banks recently had a very strong showing in the Federal Reserve's stress test with all passing and demonstrating the strongest capital ratios and balance sheets in decades.

The Financial stocks in our portfolio not only passed the stress test but also received very favorable approvals regarding their plans to return capital to shareholders through dividend increases and share buybacks. On average, our stocks were approved to buy back 6.6% of their shares outstanding and were allowed to increase their dividend by 14.5%, bringing the banking group's dividend yield up to 3.6%.5 In addition, while Financials are expected to continue to grow their earnings this year and have these very favorable buyback and dividend programs, the group trades at the lowest forward P/E multiple of any market sector (11.9x versus the S&P 500 16.7x)4 and below its 20-year average.

The biggest risk we see in the equity market remains a trade war with China, but as noted earlier, we are hopeful that the President will find a way to reach a deal and declare victory.

We anticipate a lot of market volatility during the year, driven by continued geopolitical uncertainty and economic fits and starts, heightened by political tension and inflammatory rhetoric as the presidential election campaign moves into a higher gear.

Fund Annual Fiscal Year Review

The Fund had solid performance, +10.86%, during the fiscal year (6/30/18 - 6/30/19) and outpaced the Russell 1000 Value Index's return of +8.46% and the S&P 500 Index's return of +10.42%. Returns were led by strong results in the Technology and Consumer Staples sectors. Weak returns in Energy detracted from performance.

As discussed above, we are quite optimistic about the Fund's prospects. We think its high current income, combined with the stability of earnings and the ability to mitigate volatility, will be increasingly attractive in a period of heightened stock market volatility.

2nd Quarter Review and Outlook

The Matrix Advisors Dividend Fund posted a gain of +4.49% in the second quarter. The Fund's portfolio has performed as designed, declining less than the market during the market weakness in the fourth quarter of 2018 and rallying nicely as the market advanced in the first six months of 2019. For the last twelve months during a period of significant volatility, the Fund has demonstrated great resilience and delivered very solid absolute and relative returns. We believe the Fund's portfolio is well positioned to provide solid returns with lower than market volatility.

4  Source: JP Morgan - Guide to the Market - 6/30/19.

5  Source: Matrix, June 30th, 2019.

MATRIX ADVISORS
DIVIDEND FUND

In Q2, the best performing portfolio sector in the Fund was Technology followed by Financials and Consumer Staples. The only negative return sector was Energy. For the first six months of 2019, all sectors showed positive returns, many in double digits. After performing above the market's return in 2018, Health Care has been a lagging sector this year. Looking forward, we think the sector's very attractive valuations, and healthy and growing dividend streams should help outweigh the negatives associated with political pressures and headline risk from Washington D.C. Historically, sell-offs associated with political concerns (Clinton healthcare initiative, Obamacare and the 2016 Election) have been followed by solid stock market gains.

The Fund started a position in Kellogg, a leading cereal, breakfast foods and snack products company. Kellogg has struggled to show earnings growth and the shares have significantly underperformed the market and its peer group (down from a peak of $87 in 2016 and currently in the mid-$50's, trading near a seven-year low). In the past year, Kellogg brought in a new, well-regarded CEO, and we think the company has interesting turnaround potential. One underappreciated business owned by Kellogg is the company's MorningStar Farms brand, which was recently highlighted in Barron's as "the largest fake meat operation in the country"6. Another meat substitute company, Beyond Meat, is currently a Wall Street darling and valued at $10 billion. At the moment Kellogg, whose overall market cap is $18.5 billion, is getting no credit for this business which is significantly larger than Beyond Meat. At 14x earnings with a 4% yield we think the risk reward at Kellogg is very attractive.

The Fund added to positions in CVS Health, Home Depot, Merck, UPS and Wells Fargo and trimmed positions in Kimberly-Clark, PepsiCo, Procter & Gamble, and Qualcomm.

During the quarter, seven portfolio holdings increased their dividends by an average of 4.66%. Also, on June 27, 2019, the Fund's four bank holdings announced dividend increases after receiving approval from the Fed, ranging from 11.1% to 21.1%. For the first six months of 2019, including the banks, 19 of our holdings have increased their dividends by 9.2%.

We are optimistic about the Fund's prospects for the balance of the year, and we believe the portfolio's holdings should deliver solid earnings and dividend growth. As mentioned earlier, we expect more volatility in the stock market in the second half of the year, and believe the fund is well positioned to navigate the environment we envision. Although we expect a bumpy ride, we believe stocks can ultimately move higher by year-end.

As of June 30, 2019, the portfolio sells at a very attractive valuation with its P/E well below the overall market and its embedded appreciation target well above its historic average.

  *  *  *

We thank you for your continued confidence and truly value our relationship with you. In October, Matrix will celebrate our 33rd anniversary in the business of helping clients successfully navigate the ever-changing investment landscape. Please know, we are as committed and motivated today as we were when we founded the firm in 1986 and our goal is to provide the very best investment advice and client service to help you reach your financial objectives.

We hope you are enjoying the summer.

Best regards.

6  Barron's - 7/03/19

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/19)	$1,000.00	$1,000.00
Ending Account Value (6/30/19)	$1,147.90	$1,020.33
Expenses Paid During Period[1]	$4.79	$4.51

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the "period").

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	20.0%
Health Care	19.3%
Consumer Staples	13.5%
Information Technology	13.5%
Industrials	10.4%
Energy	9.6%
Communication Services	8.8%
Consumer Discretionary	3.4%
Total Investments	98.5%
Short-Term Investments, net of Liabilities	1.5%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2019.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2019

SHARES		VALUE
COMMON STOCKS - 98.5%
BANK (MONEY CENTER): 4.9%
6,700	JPMorgan Chase & Co.	$749,060
BANK (REGIONAL): 6.1%
13,000	BB&T Corp.	638,690
2,100	The PNC Financial Services Group, Inc.	288,288
		926,978
BANK (SUPER REGIONAL): 4.6%
14,600	Wells Fargo & Co.	690,872
BEVERAGES: 3.2%
3,650	PepsiCo, Inc.	478,625
BIOTECHNOLOGY: 4.0%
8,900	Gilead Sciences, Inc.	601,284
BUILDING MATERIAL AND SUPPLIES DEALERS: 3.4%
2,500	The Home Depot, Inc.	519,925
COMPUTER PERIPHERALS: 1.5%
1,650	IBM	227,535
COMPUTER SOFTWARE AND SERVICES: 4.6%
5,250	Microsoft Corp.	703,290
DIVERSIFIED OPERATIONS: 1.4%
1,650	United Technologies Corp.	214,830
DRUG: 10.5%
7,600	AbbVie, Inc.	552,671
6,350	Merck & Co., Inc.	532,448
11,700	Pfizer, Inc.	506,844
		1,591,963
DRUG STORE: 2.2%
6,000	CVS Health Corp.	326,940

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2019 – Continued

SHARES		VALUE
FOOD PROCESSING (RETAIL): 5.3%
10,800	General Mills, Inc.	$567,216
4,300	Kellogg Co.	230,351
		797,567
HOUSEHOLD PRODUCTS: 5.1%
4,100	Kimberly-Clark Corp.	546,448
2,000	The Procter & Gamble Co.	219,300
		765,748
INSURANCE (DIVERSIFIED): 4.3%
13,250	MetLife, Inc.	658,128
MANUFACTURING - MISCELLANEOUS: 4.5%
8,200	Eaton Corp. Plc	682,896
MEDICAL SUPPLIES: 2.7%
2,900	Johnson & Johnson	403,912
OIL & GAS SERVICES: 2.3%
8,800	Schlumberger Ltd.	349,712
PETROLEUM (INTEGRATED): 5.5%
3,700	Exxon Mobil Corp.	283,531
8,300	Royal Dutch Shell Plc - ADR	545,642
		829,173
PETROLEUM (PRODUCING): 1.8%
5,400	Occidental Petroleum Corp.	271,512
TELECOMMUNICATION SERVICES: 8.8%
22,400	AT&T, Inc.	750,624
10,300	Verizon Communications, Inc.	588,439
		1,339,063
TELECOMMUNICATIONS (EQUIPMENT): 7.3%
9,075	Cisco Systems, Inc.	496,675
8,000	QUALCOMM, Inc.	608,560
		1,105,235

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2019 – Continued

SHARES		VALUE
TRANSPORTATION SERVICES: 4.5%
6,600	United Parcel Service, Inc. - Class B	$681,582
TOTAL COMMON STOCKS (Cost $13,417,465)		$14,915,830
SHORT-TERM INVESTMENTS - 1.6%
247,298	First American Government Obligations Fund, Class X - 2.30%*	247,298
TOTAL SHORT-TERM INVESTMENTS (Cost $247,298)		$247,298
TOTAL INVESTMENTS (Cost $13,664,763): 100.1%		15,163,128
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%		(19,720)
TOTAL NET ASSETS: 100.0%		$15,143,408

ADR - American Depositary Receipt

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At June 30, 2019

ASSETS:
Investments in securities, at value (cost $13,664,763)	$15,163,128
Receivables:
Investments sold	373,716
Fund shares sold	1,339
Due from advisor	1,132
Dividends and interest	14,476
Prepaid expenses	5,372
Total assets	15,559,163
LIABILITIES:
Payables:
Investments purchased	381,448
Distribution to shareholders	2,184
Accrued expenses:
Audit fees	14,004
Reports to shareholders	5,182
Fund administration fees	4,252
Custody fees	1,100
Other expenses	7,585
Total liabilities	415,755
NET ASSETS	$15,143,408
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	623,793
Net Asset Value, Offering Price and Redemption Price Per Share	$24.28
COMPONENTS OF NET ASSETS:
Paid in capital	$13,654,837
Total distributable earnings	1,488,571
Net Assets	$15,143,408

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Year Ended June 30, 2019

INVESTMENT INCOME
INCOME
Dividend income	$438,494
Interest income	3,092
Total income	441,586
EXPENSES
Advisory fees	76,683
Federal and state registration fees	28,929
Fund administration fees	24,999
Fund accounting fees	20,254
Transfer agent fees	19,654
Legal fees	15,001
Audit fees	14,004
Reports to shareholders	12,647
Custody fees	5,902
Trustees' fees and expenses	3,667
Other expenses	7,848
Total operating expenses	229,588
Less: Expense reimbursement by advisor	(114,564)
Net expenses	115,024
Net investment income	326,562
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	97,847
Net change in unrealized appreciation/depreciation on investments	908,827
Net realized and unrealized gain on investments	1,006,674
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,333,236

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2019	YEAR ENDED JUNE 30, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$326,562	$186,618
Net realized gain (loss) on investments	97,847	(17,594)
Net change in net unrealized appreciation/depreciation on investments	908,827	335,251
Net increase in net assets resulting from operations	1,333,236	504,275
NET DISTRIBUTIONS TO SHAREHOLDERS	(422,883)	(217,656	)(1)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,329,296	4,165,493
Proceeds from reinvestment of distributions	413,929	217,368
Cost of shares redeemed	(206,671)	(376,343)
Net increase from capital share transactions	3,536,554	4,006,518
Total increase in net assets	4,446,907	4,293,137
NET ASSETS
Beginning of year	10,696,501	6,403,364
End of year	$15,143,408	$10,696,501	(2)
CHANGE IN SHARES
Shares outstanding, beginning of year	472,774	299,774
Shares sold	141,979	179,663
Shares issued on reinvestment of distributions	17,901	9,596
Shares redeemed	(8,861)	(16,259)
Shares outstanding, end of year	623,793	472,774

(1)  Includes net investment income distribution of $179,644, and net realized gain distribution of $38,012.

(2)  Includes accumulated undistributed net investment income ot $6,275.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout the period

	YEARS ENDED JUNE 30,		PERIOD OCTOBER 13, 2016(a) THROUGH
	2019	2018	JUNE 30, 2017
Net asset value, beginning of the period	$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.60 (b)	0.50 (b)	0.35	(b)
Net unrealized gain on investments	1.81	1.33	1.33
Total from investment operations	2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.57)	(0.46)	(0.32)
Distributions from realized gain	(0.18)	(0.11)	—
Total distibutions	(0.75)	(0.57)	(0.32)
Net asset value, end of period	$24.28	$22.62	$21.36
Total return	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of period (millions)	$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2018) or expected to be taken in the Fund's 2019 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

G.  Recent Accounting Pronouncements.

In August 2018, the Securities and Exchange Commission (the "SEC") issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The effective date for these disclosures is November 5, 2018. Management has adopted these amendments on the Fund's financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has adopted these amendments on the Fund's financial statements.

H.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the year ended June 30, 2019, the Fund accrued $76,683 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2019, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.90% expense cap. At June 30, 2019, the cumulative amount available for reimbursement that has been paid and/or waived is $360,360. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2020	2021	2022
$108,102	$137,694	$114,564

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $3,667 for the year ended June 30, 2019 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2019, are as follows:

	Purchases	Sales
Common Stock	$6,168,595	$2,879,517

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$13,666,397
Gross tax unrealized appreciation	1,980,686
Gross tax unrealized depreciation	(483,956)
Net tax unrealized appreciation on investments	1,496,730
Undistributed ordinary income	3,434
Undistributed long-term capital gains	—
Total Distributable Earnings	3,434
Other accumulated losses	(11,593)
Total Accumulated Earnings/Losses	$1,488,571

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of June 30, 2019, the Fund had $11,593 in post-October losses which are deferred until fiscal year 2020 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2019, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 were as follow:

	June 30, 2019	June 30, 2018
Distributions Paid From:
Ordinary Income*	$357,147	$217,656
Long-Term Capital Gain	$65,736	$—
	$422,883	$217,656

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2019.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$14,915,830	$—	$—	$14,915,830
Total Equity	$14,915,830	$—	$—	$14,915,830
Short-Term Investments	$247,298	$—	$—	$247,298
Total Investments in Securities	$15,163,128	$—	$—	$15,163,128

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS
DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of Matrix Advisors Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Dividend Fund (the "Fund"), a series of Matrix Advisors Funds Trust, including the schedule of investments, as of June 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2019

MATRIX ADVISORS
DIVIDEND FUND

Additional Information

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2019, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2019, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 9.30% of its ordinary income distributions for the period as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (2016 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Trustee	Indefinite; Since 2016	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Trustee and Chairman	Indefinite; Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Trustee	Indefinite; Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present) Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983).	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst the Advisor (2005 to present).	N/A	N/A
Conall Duffin 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1975)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).	N/A	N/A

*  "Interested person" of the Trust, as that term is defined by the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and the Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

Annual Report

MATRIX ADVISORS

DIVIDEND FUND

June 30, 2019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$12,000	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)               Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)               Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 4, 2019